Exhibit 10.2

AMENDMENT TO EMPLOYMENT AGREEMENT

THIS AMENDMENT (the “Amendment”) is made by and between Streamline Health Solutions, Inc., a Delaware corporation (the “Company”), and David Sides (“Executive”), effective as of January 8, 2015 (the “Effective Date”).

RECITALS

WHEREAS, the Company and Executive entered into an Employment Agreement as of September 10, 2014 (the “Agreement”);

WHEREAS, Executive is being promoted to President and Chief Executive Officer of the Company as of the Effective Date; and

WHEREAS, the Company and Executive now wish to amend the Agreement as set forth below in connection with such promotion.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, intending to be legally bound hereby, agree as follows:

1.                                      Section 2 of the Agreement is hereby amended and restated in its entirely to read as follows:

2.                                      POSITION AND DUTIES

During the Term (as defined in Section 10 of this Agreement), Executive will be employed as President and Chief Executive Officer of the Company, and may also serve as an officer or director of affiliates of the Company for no additional compensation as part of Executive’s services to the Company hereunder.  While employed hereunder, Executive will do all things necessary, legal and incident to the above positions, and otherwise will perform such executive-level functions as the Board of Directors of the Company (the “Board”), to whom Executive will report, may establish from time to time.

2.                                      Section 10 of the Agreement is hereby amended to replace the reference to “September 9, 2016” with “January 8, 2017.”

3.                                      Sections 11(d) and 13(a) of the Agreement are hereby amended to replace the reference to “seventy-five percent (75%)” with “one hundred percent (100%).”

4.                                      Section 2 of Exhibit A to the Agreement is hereby amended to replace the references to “$275,000” with “$300,000.”

5.                                      Except as modified by this Amendment, the Agreement shall remain in full force and effect.

[signature page follows]

IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto, effective as of the Effective Date.

STREAMLINE HEALTH SOLUTIONS, INC.

By:	/s/ Jonathan R. Phillips
Its:	Chairman of the Board

January 8, 2015
Date

EXECUTIVE

/s/ David Sides
David Sides

January 8, 2015
Date